UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2023

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FIRST MID BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-13368	37-1103704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 Charleston Avenue

Mattoon, Illinois 61938

(Address of Principal Executive Offices) (Zip Code)

(217) 234-7454

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously announced, on March 20, 2023, First Mid Bancshares, Inc. ( “First Mid”) and Eagle Sub LLC, a newly formed Wisconsin limited liability company and wholly-owned subsidiary of First Mid (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blackhawk Bancorp, Inc., a Wisconsin corporation (“Blackhawk”), pursuant to which, among other things, the First Mid agreed to acquire 100% of the issued and outstanding shares of Blackhawk pursuant to a business combination whereby Blackhawk will merge with and into Merger Sub, whereupon the separate corporate existence of Blackhawk will cease and Merger Sub will continue as the surviving company and a wholly-owned subsidiary of First Mid (the “Merger”).

On August 15, 2023, First Mid completed its acquisition of Blackhawk through the merger of Blackhawk with and into Merger Sub, with Merger Sub as the surviving company pursuant to the Merger Agreement.

At the effective time of the Merger, each share of common stock, par value $0.01 per share, of Blackhawk issued and outstanding immediately prior to the effective time of the Merger (other than shares held in treasury by Blackhawk) were converted into and become the right to receive 1.15 shares of common stock, par value $4.00 per share, of First Mid and cash in lieu of fractional shares, less any applicable taxes required to be withheld. On an aggregate basis, the total consideration payable by First Mid at the closing of the Merger to Blackhawk’s shareholders and equity holders was approximately 3,330,176 shares of First Mid common stock. Blackhawk’s outstanding stock equity awards fully vested upon consummation of the Merger.

This description of the Merger is qualified in its entirety by reference to the Merger Agreement, a complete copy of which was filed as Exhibit 2.1 to the Form 8-K filed by First Mid on March 21, 2023.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 15, 2023, in connection with the consummation of the Merger described in Item 2.01 above, pursuant to a First Supplemental Indenture, dated as of August 15, 2023, by and among First Mid, Blackhawk and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), First Mid assumed Blackhawk’s rights, duties and obligations under the Indenture between Blackhawk and the Trustee, dated as of December 19, 2002, pursuant to which Blackhawk has outstanding $1,031,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2032.

On August 15, 2023, in connection with the consummation of the Merger described in Item 2.01 above, pursuant to a First Supplemental Indenture, dated as of August 15, 2023, by and among First Mid, Blackhawk and Wilmington Trust Company, as trustee (the “Trustee”), First Mid assumed Blackhawk’s rights, duties and obligations under the Indenture between Blackhawk and the Trustee, dated as of March 17, 2005, pursuant to which Blackhawk has outstanding $4,124,000 of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2035.

On August 15, 2023, in connection with the consummation of the Merger described in Item 2.01 above, pursuant to Assignment and Assumption Agreements, each dated as of August 15, 2023, by and between First Mid and Blackhawk, First Mid assumed Blackhawk’s rights, duties and obligations with respect to Blackhawk’s $7,500,000 of subordinated notes due 2031 and $7,500,000 of subordinated notes due 2036.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, First Mid agreed to take all appropriate action, subject to and in accordance with First Mid’s bylaws, to appoint one individual, mutually agreeable to the parties to the Merger Agreement, from among the current members of the board of directors of Blackhawk to the board of directors of First Mid as of the effective time of the Merger.

On August 14, 2023, with the agreement of Blackhawk, First Mid’s board of directors adopted a resolution, effective as of the closing of the Merger appointing Todd J. James, age 59, as a Class I Director of First Mid and a member of the Risk Committee of the board of directors, with a term to expire at the 2026 annual meeting of First Mid’s stockholders, or when his successor is duly elected and qualified, unless he shall earlier resign or be removed. As a result, on August 15, 2023, when the Merger became effective, Mr. James’s appointment as a Class I Director of First Mid, and a member of the Risk Committee, became effective.

Mr. James will be compensated for his service as a director under First Mid’s standard compensation program for non-employee directors. On August 16, 2023, Mr. James entered into a one-year Restrictive Covenant Agreement with First Mid pursuant to which he has agreed that he will not, directly or indirectly, compete with First Mid within Blackhawk’s service area or solicit First Mid’s employees or customers. There are no related party transactions involving Mr. James that are reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On August 15, 2023, First Mid issued a press release regarding the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item and the related exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward Looking Statements

This document may contain certain forward-looking statements about First Mid and Blackhawk, such as discussions of First Mid’s and Blackhawk’s pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. First Mid intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Mid and Blackhawk, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that any of the anticipated benefits of the proposed transactions between First Mid and Blackhawk will not be realized or will not be realized within the expected time period; the risk that integration of the operations of Blackhawk with First Mid will be materially delayed or will be more costly or difficult than expected; the inability to complete the proposed transactions due to the failure to satisfy conditions to completion of the proposed transactions; the failure of the proposed transactions to close for any other reason; the effect of the announcement of the proposed transactions on customer relationships and operating results; the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of First Mid and Blackhawk; legislative and/or regulatory changes; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of First Mid’s and Blackhawk’s loan or investment portfolios and the valuation of those investment portfolios; demand for loan products; deposit flows; competition, demand for financial services in the market areas of First Mid and Blackhawk; accounting principles, policies and guidelines; and the impact of the global COVID-19 pandemic on First Mid’s or Blackhawk’s businesses, the ability to complete the proposed transactions or any of the other foregoing risks. Additional information concerning First Mid, including additional factors and risks that could materially affect First Mid’s financial results, are included in First Mid’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Date: August 16, 2023	By:	/s/ Joseph R. Dively
Joseph R. Dively
Chairman, President and Chief Executive Officer